UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 10, 2008 (September 10, 2008)
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50132	76-0502785
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Clay Street, Suite 3600
Houston, Texas		77002-4109
(Address of principal execute offices)		(Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Sterling Chemicals, Inc. (“Sterling”) has prepared a slide presentation for use in connection with meetings to be held on September 10, 2008. Sterling may also use substantially similar slides from time to time in conferences and other discussions with investors, analysts and other interested parties. The slides are being furnished as Exhibit 99.1 hereto, and the slide presentation will be available through Sterling’s website located at www.sterlingchemicals.com in the Investor Information section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Slide Presentation by Sterling Chemicals, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2008	STERLING CHEMICALS, INC.
	By:	/s/ John V. Genova
John V. Genova
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Slide Presentation by Sterling Chemicals, Inc.